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                                                                     EXHIBIT 2.3


                               SECOND AMENDMENT TO
                                MERGER AND ASSET
                             CONTRIBUTION AGREEMENT


                      ------------------------------------


         THIS AMENDMENT (the "Amendment"), dated April 29, 1999 to that certain Merger and Asset Contribution Agreement (the "Merger Agreement"), dated as of December 15, 1998, by and among Hallwood Energy Corporation, a Delaware corporation ("Hallwood Energy"); HEC Acquisition Partnership, L.P., a Delaware limited partnership ("HEC Acquisition Partnership"); HEC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Hallwood Energy ("HEC Acquisition Corp.") in its capacity as general partner of HEC Acquisition Partnership; Hallwood Energy Partners, L.P., a Delaware limited partnership ("HEP"); HCRC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Hallwood Energy ("HCRC Acquisition Corp."); Hallwood Consolidated Resources Corporation, a Delaware corporation ("HCRC"); and HEPGP Ltd., a Colorado limited partnership ("HEPGP"). Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp., HEP, HCRC , HCRC Acquisition Corp. and HEPGP are referred to collectively as the "Constituent Entities."

         WHEREAS, the Constituent Entities desire to amend (the "Amendment") the Merger Agreement in accordance with Section 10.3 of the Merger Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned parties hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined have the meanings given in the Merger Agreement.

         2.  A new Section 8.1(i) is hereby added in its entirety as follows:

             "(i) On or before the Effective Time, that certain Financial Consulting Agreement, dated as of December 31, 1996 between Hallwood Petroleum, Inc. and The Hallwood Group Incorporated shall be terminated."


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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first written above.


                                  Hallwood Energy Corporation


                                  By: /s/ WILLIAM L. GUZZETTI
                                     -------------------------------------------
                                        William L. Guzzetti, President


                                  HEC Acquisition Partnership

                                  By:   HEC Acquisition Corp., general partner


                                        By: /s/ WILLIAM L. GUZZETTI
                                           -------------------------------------
                                            William L. Guzzetti, President

                                  HEC Acquisition Corp.


                                  By: /s/ WILLIAM L. GUZZETTI
                                     -------------------------------------------
                                        William L. Guzzetti, President

                                  Hallwood Energy Partners, L.P.

                                  By:   HEPGP Ltd., general partner

                                  By:   Hallwood G.P., Inc., general partner


                                        By: /s/ WILLIAM L. GUZZETTI
                                           -------------------------------------
                                             William L. Guzzetti, President

                                  HCRC Acquisition Corp.


                                  By: /s/ WILLIAM L. GUZZETTI
                                     -------------------------------------------
                                        William L. Guzzetti, President

                                  Hallwood Consolidated Resources Corporation


                                  By: /s/ WILLIAM L. GUZZETTI
                                     -------------------------------------------
                                        William L. Guzzetti, President

                                  HEPGP Ltd.

                                  By:   Hallwood G.P., Inc., general partner

                                        By: /s/ WILLIAM L. GUZZETTI
                                           -------------------------------------
                                             William L. Guzzetti, President



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